Exhibit 99.2

CAPSTONE HOLDING CORP.

MARKET OUTPERFORMANCE. GROWTH IN A CHALLENGING MARKET.

CAPS | Nasdaq
November 2026

Preamble Disclosure & Disclaimer

The following content is completely qualified by the legal disclosures included in the Appendix.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Note: Full legal disclosure included in the Appendix

Solid Business Plan Execution

Market Outperformance in 2026

MARKET HEADWINDS

Higher-for-longer interest rates

Expected housing recovery did not materialize

CAPSTONE EXECUTION

Organic revenue and gross profit grew

Outperformed housing markets across relevant geographies

THE TAKEAWAY

Strong Execution Despite Negative Market Trends

First nine months of 2026

Initiatives That Drove 2026 Outperformance

Continuing in 2027

1. Closer to the Customer

Successful Carolinas installation expansion serving builders.

New location expected to drive growth; seeking to expand installation into additional geographies.

2. Cross-Geography Product Expansion

Drive sales growth by introducing proven products across existing company markets.

3. AI-Driven Efficiencies

Continue aggressive AI rollout to drive operational efficiency and scalability.

4. Full Exterior Installation Solutions

Move beyond stone to siding and other exterior installation services.

Piloting at Carolina Stone.

From Product Supplier to Solutions Provider

Building on successful initiatives to expand revenue opportunities and drive operating efficiencies in 2027.

Q3 '26 Highlights: Growth in a Challenging Market

CAPSTONE

REVENUE

+46%

$13.7M → $20.0M YoY

Organic revenue +7.5%; each business outperformed its market.

GROSS PROFIT

+76%

$3.3M → $5.7M YoY

Organic gross profit +14.4%. Includes about $0.4M of one-time tariff refunds.

ADJ. EBITDA (STONE BUSINESS)

$1.5M

Q3 2026

7.7% of revenue. Q3 2025: $0.8M (6.2%). Includes about $0.4M of one-time tariff refunds.

NINE MONTHS: REVENUE UP 57% TO $54.1 MILLION

Nine-month revenue rose 57% to $54.1 million and gross profit 91% to $14.7 million; organic revenue grew 2.6% and organic gross profit about 5% excluding one-time tariff refunds. Stone Business Adjusted EBITDA was $2.8M, up from $1.1M. (2025 as reported: Carolina Stone from August 22, 2025; CSI from December 1, 2025. Q3 organic growth excludes $0.79M of first-half intercompany sales eliminated in Q3; including it, 3.4%. Organic and Adjusted EBITDA are non-GAAP; see appendix.)

Q3 Results and Updated FY2026 Outlook

CAPSTONE

Metric	Q3 2025	Q3 2026	YoY Change	FY 2026 Outlook
Revenue	$13.7M	**$20.0M**	+46%	~$70M (was $72.1M)
Gross Profit	$3.3M	**$5.7M**	+76%	~$18.6M (was $18.7M)
Net Loss (GAAP)	$(2.0)M	**$(0.6)M**	N/M	N/A
Adj. EBITDA (Stone Business)	$0.8M	**$1.5M**	+83%	$3.2–3.3M (was $3.8M)
Adj. EBITDA Margin (Stone Business)	*6.2%*	***7.7%***	+1.5 pts	*~4.6–4.8% (was 5.2%)*

"We set our original guidance in April, and we take responsibility for the expectations we establish. We are disappointed to lower our outlook. Higher interest rates have weighed on housing all year, and like others in our industry, we have felt it. Each of our businesses still outperformed its market." – Matthew Lipman, CEO. *(Q3 2025 as reported. Non-GAAP; see page 9 for D&A.)*

Each Business Outperformed Its Market

CAPSTONE

Organic revenue growth vs. underlying market, 9M 2026

Organic growth Underlying market

Business	Organic Growth	Market Change	vs. Market
Instone	+1.4%	-4.0%	**+5.4 pts vs. market** U.S. single-family housing starts *Source: Census, New Residential Construction (Sep 2026)*
Carolina Stone	+11.3%	-5.2%	**+16.5 pts vs. market** North Carolina single-family permits *Source: Census building permits (FRED NCBP1FH)*
CSI (CAD)	+3.8%	-4.0%	**+7.8 pts vs. market** Canada housing starts *Source: CMHC housing starts (Sep 2026)*



+1.4%
-4.0%
+11.3%
-5.2%
+3.8%
-4.0%

Company organic growth (net) **+2.6%**

First nine months of 2026; eliminates sales between the businesses

Each business outperformed its market over the first nine months of 2026.

Methodology: Organic means all three businesses as if owned in both years. Instone is net of its sales to the other businesses and includes San Leandro's 2025 sales; CSI is in C$ and includes its sales to the others in both years. Pre-acquisition sales between them stay in 2025. The company figure eliminates sales between the businesses, so the rows do not add to it (page 21).

Results by Business

Stone Business, 2026. Canadian Stone Industries was acquired December 1, 2025.

(in USD 000) (GAAP unless marked)	Instone	Carolina Stone	CSI	Period elim. (1)	H1 elim. in Q3 (1)	Stone Business
Third quarter 2026						
Revenue	13,669	3,136	4,488	(545)	(792)	**19,956**
Gross profit	3,597	953	1,239	(22)	(30)	**5,737**
Net income (loss)[2]	739	(64)	131	(23)	(30)	**753**
Adj. EBITDA (non-GAAP)[3]	***1,221***	***108***	***266***	***(23)***	***(30)***	***1,542***
Nine months 2026						
Revenue	35,277	8,676	11,456	(1,337)	–	**54,072**
Gross profit	8,604	2,948	3,206	(52)	–	**14,706**
Net income (loss)[2]	(39)	143	167	(53)	–	**218**
Adj. EBITDA (non-GAAP)[3]	***1,722***	***600***	***497***	***(53)***	–	***2,766***

Notes:

(1) Eliminations are shown in the quarter the intercompany sales happened. Q3 26 period eliminations are Q3 sales only ($545K: Instone $224K, CSI $321K). First-half intercompany sales ($792K; gross profit $30K) were eliminated in Q3 and are shown separately, so the Stone Business column ties to reported results. Nine months include all $1,337K (Instone $577K, CSI $760K).

(2) Business-level net income (loss), before Capstone holding company costs. CSI excludes currency translation ($3K Q3, $56K 9M), which is recorded in other comprehensive income.

(3) Non-GAAP. Reconciled to net income (loss) by business on page 20 and for the Stone Business on page 19. D&A includes finance-lease ROU amortization, which the Form 10-Q segment tables exclude. Debt-cost amortization ($3K Q3, $11K 9M) is in interest expense; the 10-Q keeps it in SG&A.


CAPSTONE

Stone Business Third Quarter:

Overview of Results

Stone Business includes Instone, Carolina Stone as of August 22nd, 2025 and Canadian Stone Industries as of December 1st, 2025

Combined Stone Business Results

(in USD 000) *(GAAP unless marked)*	2025 Q3	2026 Q3
Revenue	13,654	19,956
COGS	10,400	14,219
Gross Profit	3,254	5,737
Gross Profit %	*23.8%*	*28.7%*
SG&A, as adjusted[1]	2,411	4,195
Adjusted EBITDA (non-GAAP)	843	1,542
Adjusted EBITDA %	*6.2%*	*7.7%*
D&A	110	221
Interest expense (income)	432	492
Other expense (income)[2]	135	59
Taxes	-	1
Adjusted Net Income (Loss)	166	769
Management Fees	100	-
Instone Board Fees	38	16
Net Income (Loss) (GAAP)	28	753

Notes:

(1) None excluded from SG&A in Q3 26. Excluded in Q3 25 (Instone, $135K): bank amendment fees and inventory appraisal ($83K), bank legal for Carolina Stone LOC ($21K), consulting ($14K), other ($18K). D&A includes finance-lease ROU amortization ($78K), which the 10-Q segment tables exclude ($1,463K on that basis). Debt-cost amortization ($3K) is shown in interest expense; the 10-Q keeps it in SG&A.

(2) Q3 26: contingent consideration ($95K), realized FX gain ($3K), asset disposal gain ($3K). CSI FX translation ($3K) is in OCI.


CAPSTONE

Stone Business Nine Months:

Overview of Results

Stone Business includes Instone, Carolina Stone as of August 22nd, 2025 and Canadian Stone Industries as of December 1st, 2025

Combined Stone Business Results

(in USD 000) *(GAAP unless marked)*	2025 9M	2026 9M
Revenue	34,405	54,072
COGS	26,696	39,366
Gross Profit	7,709	14,706
Gross Profit %	*22.4%*	*27.2%*
SG&A, as adjusted[1]	6,568	11,940
Adjusted EBITDA (non-GAAP)	1,141	2,766
Adjusted EBITDA %	*3.3%*	*5.1%*
D&A	324	678
Interest expense (income)	1,144	1,491
Other expense (income)[2]	199	325
Taxes	-	6
Adjusted Net Income (Loss)	(526)	265
Management Fees	360	-
Instone Board Fees	121	48
Net Income (Loss) (GAAP)	(1,007)	218

N.....

(1) 9M 26 excluded from SG&A: Alsip move ($97K), acquisition consulting ($46K), inventory appraisal ($21K), other ($30K). 9M 25 (Instone, $199K): bank amendment fees and appraisal ($97K), bank legal ($21K), consulting ($41K), other ($41K). Carolina pre-acquisition items are not add-backs.

(2) D&A includes finance-lease ROU amortization (9M 26 $212K; 9M 25 $126K), which the 10-Q segment tables exclude ($2,554K 9M 26 Adj. EBITDA on that basis). Debt-cost amortization ($11K 9M 26) is in interest expense (SG&A in the 10-Q). CSI FX translation ($56K) is in OCI, below net income.



Capstone Standalone Third Quarter:
Overview of Results

(in USD 000) (GAAP unless marked)	2025 Q3	2026 Q3
Revenue	-	-
COGS	-	-
Gross profit	-	-
Variable:		
Investor relations	362	35
Investor relations, non-recurring[1]	-	-
Instone fee, IPO-related costs	-	-
Relatively fixed:		
Board fees	30	30
Compensation	103	56
Financial services[2]	54	132
Other	53	101
SG&A, as adjusted	**602**	**354**
Adjusted EBITDA (non-GAAP)	**(602)**	**(354)**
Interest expense, almost all non-cash[6]	170	583
Stock compensation expense (RSA)	-	245
Other expense (income)[3]	618	202
Unrealized loss on derivative & debt[5]	652	-
Capstone standalone net loss[4]	**(2,042)**	**(1,384)**

Notes:

(1) No non-recurring investor relations expenses in Q3 25 or Q3 26.

(2) Includes audit and consulting expenses.

(3) One-time in Q3 26: Nectarine (Series B holder) consent fee for the CSI acquisition ($89K, related party) and Bennett Jones CSI legal ($113K, net of a $37K prior-period accrual reversal). Q3 25: acquisition expense ($618K).

(4) Q3 26 excludes the unrealized loss on derivative ($1K); including it, the loss is $1,385K, as on page 19.

(5) Q3 25: non-cash loss from lowering the SSN conversion price from $1.72 to $1.00 ($652K).

(6) Q3 26 interest is almost all non-cash: imputed interest and derivative accounting on the 3i convertible notes, and accrued Series Z dividends ($41K). Cash interest paid for the nine months was $33K.

OVERHEAD DOWN

41%

$602K to $354K, standalone Capstone overhead

Overhead fell to $354K from $602K, mainly on lower investor relations spend.

The loss narrowed to $1,384K from $2,042K. Interest of $583K is almost all non-cash.


CAPSTONE

Capstone Standalone Nine Months:

Overview of Results

(in USD 000) (GAAP unless marked)	2025 9M	2026 9M
Revenue	-	-
COGS	-	-
Gross profit	-	-
Variable:		
Investor relations	817	117
Investor relations, non-recurring[1]	245	-
Instone fee, IPO-related costs	150	-
Relatively fixed:		
Board fees	95	90
Compensation	323	203
Financial services[2]	235	644
Other	146	230
SG&A, as adjusted	**2,011**	**1,284**
Adjusted EBITDA (non-GAAP)	**(2,011)**	**(1,284)**
Interest expense, almost all non-cash[6]	214	2,444
Stock compensation expense (RSA)	-	644
Other expense (income)[3]	558	414
Unrealized loss on derivative & debt[5]	652	-
Capstone standalone net loss[4]	**(3,435)**	**(4,786)**

Notes:

(1) Investor relations expenses of $245K in 9M 25 were non-recurring.

(2) Includes audit and consulting expenses.

(3) One-time in 9M 26: acquisition expense ($136K), Nectarine consent fee ($89K, related party), Bennett Jones CSI legal ($113K), CSI legal reimbursement ($62K), Fraser Canyon valuation ($10K), consulting ($5K). 9M 25: acquisition expense ($618K) and management fee income ($60K).

(4) 9M 26 excludes the unrealized gain on derivative ($641K).

(5) Q3 25: non-cash loss from lowering the SSN conversion price from $1.72 to $1.00 ($652K).

(6) Of $2,444K of interest, $33K was paid in cash. The rest is mainly imputed interest and derivative accounting on the 3i convertible notes, and accrued Series Z dividends ($121K).

OVERHEAD DOWN

36%

$2,011K to $1,284K, standalone Capstone overhead

Overhead fell to $1,284K from $2,011K as non-recurring investor relations and IPO costs ended.

Interest of $2,444K is almost all non-cash. Stock compensation was $644K.


CAPSTONE

Capital Structure: Convertible Notes Largely Retired

CAPSTONE

CONVERTIBLE NOTES RETIRED	REMAINING PRINCIPAL	ORIGINAL PRINCIPAL
~87%	**~$0.9M**	**$6.8M**
About $5.9M of $6.8M	Of $6.8M original principal	Two 3i convertible notes
Retired through conversions and redemptions.	*Remaining balance; maturity extended to December 13, 2027.*	

CONVERTIBLE NOTES

About 87% of the original $6.8 million in principal issued under its two convertible notes with 3i has been retired through conversions and redemptions, leaving about $0.9 million (as of October 30, 2026). The July 2025 note ($3.27 million) was repaid on August 28, 2026. On November 6, 2026 the maturity of the October 2025 note ($3.55 million) was extended to December 13, 2027 (Form 8-K filed November 9, 2026).

Strategy: Two Growth Platforms

CAPSTONE

Drive organic, capital-efficient revenue growth while expanding margins through operating leverage.

GROW DISTRIBUTION

Expand distribution revenue by adding products and brands across existing customers and markets.

Deepen Eldorado in key markets; add wall panels (Be.On Stone, Willki), domestic thin veneer (Nature's Edge) and owned brands for mix; build demand-creation sales into builders, developers and hospitality.

GROW INSTALLATION

Expand installation revenue by leveraging existing crews, infrastructure and operating overhead.

Prove the unit in Wilmington, widen from stone to full-material install, then replicate.

CAPITAL-EFFICIENT ORGANIC GROWTH

Management continues to prioritize capital-efficient organic growth, margin expansion and improving profitability across the operating businesses. Distribution and installation are designed to reinforce one another.

Capstone FY2026 Outlook Updated

2026
First full year of all three subsidiaries

- Revenue of about $70M, **up about 49% from $46.9M**
- Gross profit of about $18.6M, **up about 72% from $10.8M**
- **Stone Business Adj. EBITDA of** $3.2–3.3M, **more than three times 2025's** $987K

Combined Stone Business

(in USD 000)	2025 Actual	2026 Prior	2026 Updated
Revenue	46,881	72,072	~70,000
COGS	36,090	53,326	~51,400
Gross Profit	**10,791**	**18,746**	**~18,600**
Stone Business Adj. EBITDA	**987**	**3,757**	**3,200–3,300**
Adj. EBITDA %	*2.1%*	*5.2%*	*~4.6–4.8%*

OUR REVISED GUIDANCE

Since we set guidance in April, the average 30-year fixed mortgage rate rose from 6.30% to 7.40% in mid-October (Freddie Mac). Higher interest rates have weighed on housing all year. (2025 as reported.) **We are disappointed to lower our outlook.**

FY2026 EBITDA Bridge: $3.8M to $3.2–3.3M

CAPSTONE

APRIL GUIDANCE	LOWER REVENUE	TARIFF REFUNDS	OPERATING COSTS	REVISED OUTLOOK
$3.8M	**–$0.5M**	**+$0.4M**	**–$0.4–0.5M**	**$3.2–3.3M**
April 2026	~$70M vs. $72.1M	One-time, in cost of sales	Higher; SG&A, as adjusted	FY2026
Stone Business Adjusted EBITDA guidance.	*About $2.1M less revenue at the 26% plan margin.*	*$0.44M one-time; $0.40M of it in Q3 2026.*	*Operating costs above the April plan.*	*More than three times 2025's $987K.*

REVISED OUTLOOK: ABOUT $3.2–3.3 MILLION

Nine months $2.8M plus a Q4 forecast of about $0.45–0.57M. Gross profit of about $18.6M stays close to the April plan ($18.7M): one-time tariff refunds offset most of the lower revenue. ***More than three times 2025 Adjusted EBITDA of $987K.*** *(Non-GAAP. 2025 as reported: Carolina Stone from August 22, 2025; CSI from December 1, 2025.)*


CAPSTONE
HOLDING
THE COMPOUNDING
HAS BEGUN.
LEARN MORE AT
www.capstoneholdingcorp.com

Appendix



Reconciliation of Non-GAAP Results

(in USD 000)	2025 Q3	2026 Q3	2025 9M	2026 9M
Capstone Consolidated Net Income (Loss)[1]	(2,014)	(632)	(4,442)	(3,927)
Reconciliation to Stone Business Net Income (Loss)				
Remove Capstone Expenses				
Interest Expense	170	583	214	2,444
Total SG&A Expenses	602	354	2,011	1,284
Other expense (income)	618	202	558	414
Stock Compensation Expense (RSA)	-	245	-	644
Unrealized (gain) loss on derivative and debt instruments	652	1	652	(641)
Stone Business Net Income (Loss)	**28**	**753**	**(1,007)**	**218**
Instone Adjustments				
Capstone Management Fees	-	-	60	-
Brookstone Management Fees	100	-	300	-
Instone Board Fees	38	16	121	48
Adjusted Stone Business Net Income (Loss)	**166**	**769**	**(526)**	**266**
Taxes	-	1	-	6
Interest Expense	432	492	1,144	1,491
Other expense (income)[2]	135	59	199	325
Adjusted Stone Business Operating Income (loss)	**733**	**1,321**	**817**	**2,088**
Depreciation & Amortization	110	221	324	678
Adjusted Stone Business EBITDA (loss)	**843**	**1,542**	**1,141**	**2,766**

Notes:
(1) 2025 excl. Class B preferred return (9M 25: $705K). (2) Excl. CSI FX translation (OCI). D&A incl. finance-lease ROU amortization; debt amortization in interest (both differ from 10-Q segment data). 2025 rounded to the 10-Q.

In addition to figures prepared in accordance with GAAP, Capstone from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways.


CAPSTONE

Reconciliation: by Business

Third quarter 2026

(In USD 000)	Instone	Carolina Stone	CSI	Elimi-nations	Stone Business
Net income (loss) (GAAP)[1]	739	(64)	131	(53)	753
Taxes	-	-	1	-	1
Interest expense[2]	393	23	76	-	492
Other expense (income)[3]	(29)	51	37	-	59
Depreciation & amortization[4]	102	98	21	-	221
Instone board fees	16	-	-	-	16
Adjusted EBITDA (non-GAAP)	**1,221**	**108**	**266**	**(53)**	**1,542**
Memo: Capstone holding company costs					*(1,385)*
Memo: Capstone consolidated net loss (GAAP)					***(632)***

Nine months 2026

(In USD 000)	Instone	Carolina Stone	CSI	Elimi-nations	Stone Business
Net income (loss) (GAAP)[1]	(39)	143	167	(53)	218
Taxes	-	-	6	-	6
Interest expense[2]	1,213	62	216	-	1,491
Other expense (income)[3]	165	109	51	-	325
Depreciation & amortization[4]	335	286	57	-	678
Instone board fees	48	-	-	-	48
Adjusted EBITDA (non-GAAP)	**1,722**	**600**	**497**	**(53)**	**2,766**
Memo: Capstone holding company costs					*(4,145)*
Memo: Capstone consolidated net loss (GAAP)					***(3,927)***

Notes:

(1) Business level, before Capstone costs; eliminations incl. $792K of H1 sales ($30K EBITDA) eliminated in Q3. (2) Incl. debt-cost amortization (SG&A in 10-Q). (3) Excl. CSI currency translation (OCI). (4) Incl. finance-lease ROU amortization.

In addition to figures prepared in accordance with GAAP, Capstone from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways.


CAPSTONE

Organic Reconciliation

(in USD 000) (non-GAAP)	2025 9M	2026 9M	Change	2025 Q3	2026 Q3	Change
Instone[2]	34,222	34,700	1.4%	12,907	13,445	4.2%
Carolina Stone	7,796	8,676	11.3%	2,646	3,136	18.5%
Canadian Stone Industries (US$)[1]	10,956	11,456	4.6%	3,820	4,488	17.5%
Sales between the businesses[3]	(294)	(760)		(73)	(321)	
Organic revenue[5]	**52,680**	**54,072**	**2.6%**	**19,300**	**20,748**	**7.5%**
Memo: CSI in Canadian dollars	*15,289*	*15,867*	*3.8%*	*5,260*	*6,227*	*18.4%*
Reconciliation to reported revenue						
Revenue, as reported (GAAP)	34,405	54,072	57.2%	13,654	19,956	46.2%
Pre-acquisition revenue[4]	18,275	-		5,646	-	
First-half intercompany sales eliminated in Q3[5]	-	-		-	792	
Organic revenue	**52,680**	**54,072**	**2.6%**	**19,300**	**20,748**	**7.5%**
Reconciliation to reported gross profit						
Gross profit, as reported (GAAP)	7,709	14,706	90.8%	3,254	5,737	76.3%
Pre-acquisition gross profit[4]	5,875	-		1,763	-	
Organic gross profit[6]	**13,584**	**14,706**	**8.3%**	**5,017**	**5,737**	**14.4%**

Notes:
(1) 2025 CSI derived as total less Instone (San Leandro net of its CSI purchases) and Carolina Stone; includes all CSI sales. (2) 2025 includes San Leandro ($814K 9M; $213K Q3) and excludes sales to Carolina Stone and CSI ($40K; $4K); 2026 excludes sales to the other businesses ($577K; $224K). (3) 2026: CSI's sales to the others ($760K; $321K). 2025: San Leandro's CSI purchases ($335K; $76K) less Instone's sales to Carolina Stone and CSI kept in the base ($40K; $4K). (4) Carolina Stone pre-8/22/25; CSI all 2025; from the sellers' records, not audited or reviewed. (5) Excl. $792K first-half intercompany eliminated in Q3 (3.4% incl.). (6) Includes tariff refunds ($0.44M one-time; about 5% growth excl. them, 9M).

Organic results treat Instone, Carolina Stone and CSI as if owned in both periods, with intercompany sales eliminated. Sales between the businesses before the acquisitions were sales to unrelated parties and stay in 2025. All three businesses were owned for all of 2026, so 2026 organic revenue and gross profit equal reported amounts, except the Q3 first-half elimination (5). Organic revenue and organic gross profit are non-GAAP measures and should be considered in addition to, not as a substitute for, revenue and gross profit reported under GAAP.


CAPSTONE

Financial Measures –
Non-GAAP

Capstone uses non-GAAP Adjusted EBITDA as a supplemental measure of our performance that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP). A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of a company.

Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss), operating income (loss), or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Capstone urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Income (Loss), which is included in this presentation, and not to rely on any single financial measure to evaluate Capstone's financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define "Adjusted EBITDA" as earnings (loss) before interest expense, income taxes, depreciation and amortization expense, management fees incurred by Instone payable to Capstone and Brookstone, Instone board fees, share-based compensation, change in fair value of contingent consideration, loss on extinguishment of debt and transaction costs.

Capstone has not provided a quantitative reconciliation of forward-looking Adjusted EBITDA to forward-looking GAAP net income (loss) because the individual reconciling items — including interest expense, income taxes, depreciation and amortization, share-based compensation, change in fair value of contingent consideration, loss on extinguishment of debt, and transaction costs — cannot be predicted with reasonable certainty without unreasonable effort. The unavailable reconciling items could have a significant impact on the Company's GAAP results.


CAPSTONE

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, FY2026 guidance regarding revenue, gross profit, and Stone Business Adjusted EBITDA, the opening and performance of new locations, new product performance, M&A strategy, use of capital, and operating outlook. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, the Company's liquidity and access to capital; its ability to comply with, or obtain waivers of, financial covenants; the refinancing or repayment of indebtedness as it matures; conditions that may raise substantial doubt about the Company's ability to continue as a going concern; acquisition timing and integration; macroeconomic conditions; and other execution risks. These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Capstone and is general background information about Capstone's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Capstone's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Capstone makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Capstone's future performance and business prospects.

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THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Capstone and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Capstone nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions.
READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRI-ATE FOR THEIR PURPOSES.

This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Capstone disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.
Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Capstone nor Capstone's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.